UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): December 29, 2009

THE GOLDFIELD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 724-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Southeast Power Loan Agreement

On December 29, 2009, Southeast Power Corporation (“Southeast Power”), a wholly owned subsidiary of The Goldfield Corporation (the “Company”), and Branch Banking & Trust Company (“BB&T”) executed a $3,825,000 Promissory Note and related ancillary agreements to provide financing for additional equipment purchases and to refinance existing debt outstanding under a Loan Agreement among Southeast Power, the Company and BB&T dated July 13, 2006 (the “Southeast Power Loan Agreement”). The Southeast Power Loan Agreement was concurrently amended to apply to the new Promissory Note and to limit advances on the purchase of new equipment to 80% of the purchase price. The Company and Pineapple House of Brevard, Inc. (“PHBI”), a wholly owned subsidiary of the Company, agreed to guarantee Southeast Power’s obligations under any and all notes, draft, debts, obligations or liabilities or agreements evidencing any such indebtedness, obligation or liability including all renewals, extensions and modifications thereof.

Under the Southeast Power Loan Agreement, as amended, BB&T agreed to make a loan available to Southeast Power up to a maximum principal amount of $3.825 million, subject to the terms and conditions set forth therein. The proceeds of the Loan will be used by Southeast Power to refinance existing term debt thereunder and to fund the purchase of additional equipment to be owned by Southeast Power. The Company has drawn down all of the available funds under the Southeast Power Loan Agreement.

The Promissory Note will mature, and all amounts due to BB&T under the Southeast Power Loan Agreement and the related Promissory Note, will be due and payable in full on December 29, 2014. Southeast Power must make monthly payments of interest to BB&T in arrears on the principal balance outstanding until March 2010, and thereafter, Southeast Power must pay monthly installments of principal, in addition to interest on the principal balance outstanding, until maturity. Advances under the Southeast Power Loan Agreement will bear interest at a rate per annum equal to One Month LIBOR (as defined in the Addendum to Promissory Note) plus 2.50%, which will be adjusted monthly. The initial interest rate for advances is 2.7312%.

The obligations of Southeast Power pursuant to the Southeast Power Loan Agreement and the Promissory Note are secured by the grant of a continuing security interest in the equipment financed or paid for with proceeds from the Note, including all accessions thereto, all manufacturer’s warranties therefor, and all parts and tools therefor, as more specifically described in the Security Agreement between Southeast Power and BB&T dated December 29, 2009, and all proceeds (cash and non-cash) and products thereof in any form.

The Southeast Power Loan Agreement, as amended, and the related Promissory Note include covenants and agreements that are customary for loan agreements and promissory notes of this type, including provisions which accelerate the repayment of outstanding amounts in the event of a material default under the Promissory Note, which include, among others: a failure to pay interest or principal when due or fully perform any other obligation or covenant; a finding that any financial statement or other representation made to BB&T is materially incorrect or incomplete; a failure to provide adequate security in respect of Southeast Power’s obligations under the Promissory Note, as determined by BB&T; the initiation of any proceeding under bankruptcy or insolvency laws by or against, or the attachment or seizure of any of the assets of, Southeast Power, the Company or PHBI; and a good faith determination by BB&T that the prospect of payment or other performance under the Promissory Note is impaired. In addition, at BB&T’s option, BB&T may treat any default in payment or performance by Southeast Power, the Company or any of their subsidiaries or affiliates under any other loans, contracts or agreements with BB&T or its affiliates as a default under the Southeast Power Loan Agreement.

Renewal and Modification of Working Capital Loan Agreement

On December 29, 2009, the Company and BB&T entered into a Note Modification Agreement to effect the renewal and modification of a $3.0 million Loan Agreement (the “Working Capital Loan”) entered into by the parties on March 14, 2006, renewed on August 26, 2006, September 27, 2007, and again on November 25, 2008, which was due and payable in full on January 28, 2010, as extended by BB&T on November 27, 2009. Pursuant to the loan renewal and modification the Working Capital Loan will mature and all amounts due thereunder will be due and payable in full on December 28, 2010, unless extended by BB&T at its discretion. The Working Capital Loan provides the Company with a line of credit to be used for working capital, capital expenditures and general corporate purposes.

Pursuant to the loan renewal and modification described above (the “Loan Renewal”), until the Working Capital Loan matures, the Company must make monthly payments of interest to BB&T in arrears at interest rates determined and upon the terms and conditions as set forth in the Loan Renewal. Advances under the Loan Renewal will bear interest at a rate per annum equal to One Month LIBOR (as defined in the Loan Renewal), which will be adjusted monthly plus 1.80%. The interest rate will not decrease below a minimum rate of 3.50%. All of the other terms of the Working Capital Loan and related ancillary agreements remain unchanged and are described in the Company’s previously filed Current Reports on Form 8-K filed on September 1, 2005, March 20, 2006, October 2, 2006, September 28, 2007 and November 25, 2008.

The foregoing description of the Loan Renewal does not purport to summarize all of the provisions of this document and is qualified in its entirety by reference to the Note Modification Agreement and Addendum to Promissory Note filed as Exhibit 10-6 to this Current Report on Form 8-K, and to the description of the Working Capital Loan in the Company’s Current Reports on Form 8-K filed on September 1, 2005, March 20, 2006, October 2, 2006, September 28, 2007 and November 25, 2008 and the related exhibits thereto, and each of the foregoing is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above in Item 1.01 under the heading “Southeast Power Loan Agreement,” Southeast Power and BB&T executed a Promissory Note and other ancillary agreements to provide financing for additional equipment purchases and to refinance existing term debt. The Loan documents filed as Exhibit 10-1, Exhibit 10-2, Exhibit 10-3, Exhibit 10-4 and Exhibit 10-5 to this Current Report on Form 8-K, the description of the Southeast Power Loan Agreement in the Company’s Current Report on 8-K filed on July 18, 2006, and the related exhibits thereto, are incorporated herein by reference.

As described above in Item 1.01 under the heading “Renewal and Modification of Working Capital Loan Agreement,” the Company and BB&T entered into a renewal and modification of the Working Capital Loan. The Note Modification Agreement and Addendum to Promissory Note Working Capital Loan filed as Exhibit 10-6 to this Current Report on Form 8-K, the description of the Working Capital Loan in the Company’s Current Reports on Form 8-K filed on September 1, 2005, March 20, 2006, October 2, 2006, September 28, 2007 and November 25, 2008, and the related exhibits thereto, are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description of Exhibit

10-1	Promissory Note of Southeast Power Corporation relating to Loans of up to $3.825 million

10-2	Addendum to July 13, 2006 Loan Agreement

10-3	BB&T Security Agreement, dated December 29, 2009, between Southeast Power Corporation and Branch Banking and Trust Company and Attachment “A” to the BB&T Security Agreement dated December 29, 2009

10-4	Guaranty Agreement, dated December 29, 2009, between The Goldfield Corporation and Branch Banking and Trust Company

10-5	Guaranty Agreement, dated December 29, 2009, between Pineapple House of Brevard, Inc. and Branch Banking and Trust Company

10-6	Note Modification Agreement of Revolving Line of Credit Promissory Note of The Goldfield Corporation relating to Loans of up to $3.0 million and Addendum to Promissory Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 5, 2010

THE GOLDFIELD CORPORATION

By:	/S/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

10-1	Promissory Note of Southeast Power Corporation relating to Loans of up to $3.825 million

10-2	Addendum to July 13, 2006 Loan Agreement

10-3	BB&T Security Agreement, dated December 29, 2009, between Southeast Power Corporation and Branch Banking and Trust Company and Attachment “A” to the BB&T Security Agreement dated December 29, 2009

10-4	Guaranty Agreement, dated December 29, 2009, between The Goldfield Corporation and Branch Banking and Trust Company

10-5	Guaranty Agreement, dated December 29, 2009, between Pineapple House of Brevard, Inc. and Branch Banking and Trust Company

10-6	Note Modification Agreement of Revolving Line of Credit Promissory Note of The Goldfield Corporation relating to Loans of up to $3.0 million and Addendum to Promissory Note